UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2007
Date of Report (Date of earliest event reported)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (I.R.S. Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 771-0505
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CIT Group Inc. (“CIT”) and Jeffrey M. Peek have agreed to amend Mr. Peek’s employment agreement to comply with Section 409A of the Internal Revenue Code, including the requirement to delay in certain circumstances the payment of any applicable severance for six months following an executive’s termination of employment with CIT.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, CIT Group Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIT Group Inc.
Dated: December 14, 2007	By:	Robert J. Ingato General Counsel

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